Redeemable Preferred Stock	11 Months Ended
Dec. 31, 2020
Redeemable Preferred Stock
Redeemable Preferred Stock

Note P – Redeemable Preferred Stock

Concurrent with the Common Stock Recapitalization, one-tenth of the Predecessor’s issued and outstanding Common Stock was reallocated to issued and outstanding preferred stock (“Preferred Stock” in the “Preferred Stock Recapitalization”). Preferred Stock shares were convertible to Common Stock shares at the option of the holder and had preference in the event of any liquidation, either voluntary or involuntary, in excess of the stated par value of the Preferred Stock shares; Preferred Stock holders were entitled to receive dividends on a pro rata basis with the Class F Common Stock holders and the Common Stock holders. The Common Stock Recapitalization and the Preferred Stock Recapitalization are, collectively, the “Recapitalization.”

The Preferred Stock shares are considered redeemable securities under GAAP due to the existence of redemption provisions upon a deemed liquidation event, which is outside the Company’s control. Therefore, they are presented as temporary equity in the mezzanine section of the consolidated balance sheet for the Predecessor 2019 Period. The Preferred Stock shares have been recorded at their issuance date fair value. As the Preferred Stock shares were not redeemable and not probable of becoming redeemable, adjustment to the initial carrying amount to the liquidation value of $9,015 thousand was not necessary.

The changes in the redeemable Preferred Stock balance for the Predecessor 2020 Period and the Predecessor 2019 Period are as follows:

	Predecessor
	Period from
	January 1, 2020	Year ended
	to June 21,	December 31,
	2020	2019
Balance at beginning of period	9,015	—
Recapitalization	—	9,015
Balance at end of period	9,015	9,015